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                              TERMINATION AGREEMENT


           The Termination Agreement (the "AGREEMENT") is dated as of May 21, 2002 by and between Valesc Inc., a Delaware corporation ("VALESC") and Swartz Private Equity, LLC ("SWARTZ").

           WHEREAS, the parties entered into an Investment Agreement for an equity line transaction dated June 7, 2001, which was amended and restated as of August 29, 2001 and September 26, 2001 (the "INVESTMENT AGREEMENT");

           WHEREAS, the parties entered into a Registration Rights Agreement dated June 7, 2001 in connection with the Investment Agreement which was amended and restated as of August 29, 2001 and September 26, 2001 (the "REGISTRATION RIGHTS AGREEMENT");

           WHEREAS, Valesc granted Swartz certain warrants to purchase shares of its common stock in connection with the Investment Agreement (the "COMMITMENT WARRANTS");

           WHEREAS, Valesc filed Amendment No. 2 of a registration statement on Form SB-2 covering the Swartz stock on March 25, 2002, but withdrew the registration statement on April 26, 2002 at the recommendation of the Securities and Exchange Commission;

           WHEREAS, the Commission informed Valesc that a "completed private placement" would be deemed not to have occurred in connection with an equity line transaction in cases where no market exists for the underlying securities at the time of registration;

           WHEREAS, no market currently exists for Valesc's securities;

           WHEREAS, the Commission informed Valesc that the existence of an equity line agreement such as the Investment Agreement prior to the time when a market exists for a company's securities would preclude a "completed private placement" necessary for the registration exemption upon which equity line transactions are based;

           WHEREAS, the parties desire to terminate the Investment Agreement and Registration Rights Agreement in anticipation of the establishment of a market for Valesc's securities;

           NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements, and upon the terms and conditions hereinafter set forth, the parties do hereby agree as follows:




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           1. INVESTMENT AGREEMENT. Notwithstanding anything to the contrary in the Investment Agreement, the parties hereby agree to terminate the Investment Agreement in its entirety with no continuing rights, warranties or other obligations of any kind on the part of Swartz or Valesc, except as set forth in
SECTION 3 hereof. In connection with the termination, the parties specifically waive SECTION 2.6 of the Investment Agreement pertaining to the payment of termination fees and any agreements on the part of Valesc to register shares on behalf of Swartz, whether underlying warrants or otherwise.

           2. REGISTRATION RIGHTS AGREEMENT. The parties hereby agree to terminate the Registration Rights Agreement in its entirety with no continuing rights, warranties or other obligations of any kind on the part of Swartz or Valesc.

           3. COMMITMENT WARRANTS. Notwithstanding the termination of the Investment Agreement and Registration Rights Agreement, Swartz shall retain full ownership of the Commitment Warrants, provided that such warrants shall be amended in accordance with the Second Amended Warrant to Purchase Common Stock attached hereto as EXHIBIT A, which Valesc agrees to execute concurrently with this Agreement.

           4. NEW YORK LAW TO GOVERN. This Agreement and the enforcement thereof shall be governed by and construed under the internal laws of the State of New York.

           5. COOPERATION. The parties shall use their best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

           6. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which is an original and all of which together shall be deemed to be one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                            VALESC INC.


                                             By:_______________________
                                             Name:  Samuel Cohen
                                             Title:  President

                                             SWARTZ PRIVATE EQUITY, LLC


                                             By:________________________
                                             Name: Eric. S. Swartz
                                             Title:   Manager


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                                                                       EXHIBIT A

                             SECOND AMENDED WARRANT












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